SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective prospectus of each of the listed funds:


Scudder California Tax-Free Income Fund                            Scudder Income Fund

Scudder Cash Reserves Fund                                         Scudder Intermediate Tax/AMT Free Fund

Scudder Emerging Markets Income Fund                               Scudder Managed Municipal Bond Fund

Scudder Fixed Income Fund                                          Scudder Massachusetts Tax-Free Fund

Scudder Florida Tax-Free Income Fund                               Scudder New York Tax-Free Income Fund

Scudder Global Bond Fund                                           Scudder PreservationPlus Income Fund

Scudder High Income Fund                                           Scudder Strategic Income Fund

Scudder High Income Opportunity Fund                               Scudder US Government Securities Fund

Scudder High Yield Tax-Free Fund


The following replaces similar information in each fund's prospectus under the heading "How Much Investors Pay":

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege (see "Policies You Should Know About -- Policies about transactions") may be subject to a contingent deferred sales charge of 0.85% if redeemed within 12 months of purchase and 0.50% if redeemed within 12 to 18 months following purchase.

The following replaces similar information in each fund's prospectus under the heading "Choosing a Share Class":

If you're investing $1 million or more, either as a lump sum or through one of the sales charge reduction features, you may be eligible to buy Class A shares without sales charges. However, you may be charged a contingent deferred sales charge (CDSC) of 0.85% on any shares you sell within 12 months of owning them and a similar charge of 0.50% on shares you sell within 12 to 18 months of owning them ("Large Order NAV Purchase Privilege"). This CDSC is waived under certain circumstances (see "Policies You Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.









July 1, 2004